UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 10, 2015

Date of Report (Date of earliest event reported)

SOLARIS POWER CELLS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53982	46-33-86352
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3111 E. Tahquitz Way, Palm Springs, California	92262
(Address of principal executive offices)	(Zip Code)

(760) 600-5272

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01 - Changes in Registrant’s Certifying Accountant

(a) Through June 10, 2015, KLJ & Associates, LLP (the “Former Accountant”) was the independent registered public accounting firm for Solaris Power Cells Inc. (the “Company”). On June 10, 2015, the Company’s Board of Directors dismissed the Former Accountant as its independent registered public accounting firm.

During the Company’s 2014 fiscal ended December 31, 2014, year and through June 10, 2015, there were no disagreements (as defined in item 304 of Regulation S-K) with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Accountant, would have caused it to make reference to the subject matter of the disagreements in connection with their report, and there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Since the Former Accountant was responsible for auditing the Company, the Company furnished the Former Accountant with a copy of this disclosure on July 27, 2015, providing the Former Accountant with the opportunity to furnish the Company with a letter addressed to the Securities and Exchange Commission (the “Commission”) stating whether they agree with the statements made by the Company herein in response to Item 304(a) of Regulation S-K and, if not, stating the respect in which they do not agree. A copy of the Former Accountant’s letter addressed to the Commission is filed as Exhibit 16.1 to this Report.

(b) On June 10, 2015, the Company engaged Ankit Consulting Services, Inc. (“Ankit Consulting”) as the Company’s independent accountant to audit the Company’s financial statements and to perform reviews of its interim financial statements. During the fiscal year ended December 31, 2014, through June 10, 2015 neither the Company nor anyone acting on its behalf consulted with Ankit Consulting regarding (i) either the application of any accounting principles to a specific completed or contemplated transaction of the Company, or the type of audit opinion that might be rendered by Ankit Consulting on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement with the Former Accountant or a reportable event with respect to the Former Accountant.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(a) Exhibits:

Ex. No.	Date	Document

16.1	July 28, 2015	KLJ & Associates LLP Letter to SEC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLARIS POWER CELLS INC.

DATE: July 29, 2015

By:	/s/ Lenny Caprino
Name:	Lenny Caprino
Title:	President